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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 27, 2000
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                Date of Report (Date of Earliest event reported):

                        Envision Development Corporation
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             (Exact name of registrant as specified in its charter)

             Florida                  001-15311                  65-0981457
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             State of               Commission File            IRS Employer
          Incorporation                   Number            Identification No.

              4 Mount Royal Avenue, Marlboro, Massachusetts 01752
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                     Address of Principal Executive Offices

       Registrant's telephone number, including area code (508) 481-8303

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          (Former name or former address, if changed since last report)

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Item 2.     Acquisition or Disposition of Assets.

            On April 27, 2000, the Board of Directors of Envision Development Corporation ("Envision") approved the Amended and Restated Stock Purchase Agreement (the "Agreement"), dated April 10, 2000, with VP IP, Inc. ("VP IP"), a Delaware corporation. Pursuant to the terms of this Agreement, Envision acquired the software and URL of VP IP from the owners of VP IP, which were Mr. William
J. Patch, director and Chief Executive Officer of Envision, Mr. Patch's immediate family and Alex Adamopoulos, an officer of Envision, in exchange for 200,000 shares of Envision's common stock, par value $0.01 per share. VP IP develops and manages global enterprise network programs, professional services, logistics, acquisitions, sales, and strategic planning for clients, including Compaq, Dell, IBM, Kodak, SonicAir/UPS, and dozens of smaller, entrepreneurial companies.

            A copy of the Agreement is included herein as Exhibit 2.1. The Agreement is incorporated herein by reference into this Item 2 and the foregoing description of such transaction is qualified in its entirety by reference to such exhibit.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Financial Statements of Businesses Acquired

            In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Current Report on Form 8-K no later than 75 days from April 27, 2000.

            (b) Pro Forma Financial Information

            In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information shall be filed by amendment to this Current Report on Form 8-K no later than 75 days from April 27, 2000.

            (c) Exhibits

             2.1 Amended and Restated Stock Purchase Agreement, dated April 10, 2000, between Envision Development Corporation and William J. Patch, III, Elizabeth M. Patch, Lisabeth Patch, William Patch, IV and Alex Adamopoulos (incorporated by reference to the exhibit of the same description filed with the Registrant's Annual Report on Form 10-K dated April 28,
                     2000).




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                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 3rd day of May, 2000.



            ENVISION DEVELOPMENT CORPORATION

            By: /s/ MICHAEL E. AMIDEO
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            Michael E. Amideo
            Chief Financial Officer and Secretary